UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 26, 2025
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Sable Offshore Corp.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40111 (Commission File Number)	85-3514078 (I.R.S. Employer Identification No.)

845 Texas Avenue, Suite 2920
Houston, TX		77002
(Address of principal executive offices)		(Zip code)
(713) 579-6161
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001	SOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2025, Sable Offshore Corp. (the “Company”) announced a series of management changes. The changes include the promotion of J. Caldwell Flores, the current President of the Company, to President and Chief Operating Officer of the Company. Mr. Flores is an executive officer of the Company, as such term is defined in Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and additional biographical information about Mr. Flores can be found in the Company’s definitive proxy statement for the 2025 annual meeting of shareholders, filed with the Securities and Exchange Commission (“SEC”) on April 17, 2025. In connection with these management changes, Doss Bourgeois transitioned from Executive Vice President and Chief Operating Officer of the Company to Vice Chairman of the Company, effective November 20, 2025, and is no longer an executive officer of the Company as such term is defined in Rule 3b-7 promulgated under the Exchange Act.

Item 7.01    Regulation FD Disclosure

The Company also made the below appointments and changes, effective November 20, 2025. None of the individuals listed below is an executive officer of the Company, as such term is defined in Rule 3b-7 promulgated under the Exchange Act.

•Trent Fontenot: Senior Vice President of Operations
•Brian Broussard: Senior Vice President of Development
•Byron Olson: Vice President, Reservoir Engineering

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sable Offshore Corp.

Date:	November 26, 2025	By:	/s/ Gregory D. Patrinely
		Name:	Gregory D. Patrinely
		Title:	Executive Vice President and Chief Financial Officer